State Street/Ramius Managed Futures Strategy Fund
Class A
(Ticker: RTSRX)
Class I
(Ticker: RTSIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 3, 2017 to the
Prospectus and Statement of Additional Information, each dated May 1, 2016, as amended;
And the Summary Prospectus dated May 4, 2016, as amended.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the State Street/Ramius Managed Futures Strategy Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about April 28, 2017 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. Redemptions made on or after the date of this Supplement will not be subject to any redemption fee that would otherwise be applicable. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, Ramius Trading Strategies LLC, the Fund’s advisor, and SSGA Funds Management, Inc., the Fund’s sub-advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-877-672-6487 if you have any questions or need assistance.

Please file this Supplement with your records.